Supplement dated October 12, 2016 to the Flexible Premium Variable Annuity

VAROOM and VAROOM II Prospectuses Dated May 1, 2016, as amended September 21, 2016

Issued by Integrity Life Insurance Company through its Separate Account I

This is a supplement to the prospectuses identified above.  This supplement describes changes to the iShares ETF Funds available through the Subaccounts of your VAROOM variable annuity.  Please retain this supplement for future reference.

In Part 1 — Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the total operating expenses charged by the Funds shown in the table below have changed.

In the table of gross annual Fund expenses(1) as a percentage of average net assets in each Fund, the following new information replaces the current information for the Funds listed.  All other information in this table remains the same:

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
iShares Core S&P 500 ETF (2)	0.04%	0.00%	0.00%	0.00%	0.04%	0.00%	0.04%
iShares Core S&P Mid-Cap ETF (2)	0.07%	0.00%	0.00%	0.00%	0.07%	0.00%	0.07%
iShares Core S&P Small-Cap ETF (2)	0.07%	0.00%	0.00%	0.00%	0.07%	0.00%	0.07%
iShares Core U.S. Aggregate Bond ETF (2), (3), (4)	0.05%	0.00%	0.00%	0.01%	0.06%	0.01%	0.05%

(1) The Funds’ expenses were provided by the Fund.  We have not verified the information independently.  Current or future expenses may be greater or less than those shown.  More details concerning the Funds’ fees and expenses are contained in the prospectus for each Fund.

(2) The iShares Trust’s investment advisory agreement provides that the Fund’s advisors will pay all operating expenses of the Fund, except interest expense, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

(3) “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies.  The effect of Acquired Fund Fees and Expenses is included in the total returns of the Fund.

(4)  The Fund’s advisor has contractually agreed to waive its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s direct investments in other registered investment companies advised by BFA, or its affiliates through June 30, 2021. The contractual waiver may be terminated prior to June 30, 2021 only upon written agreement of the Trust and Blackrock Fund Advisors.

For more information about the ETFs, including the risks of investing, refer to each Fund’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-325-8583.